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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 22, 2008
               (Date of Report (Date of Earliest Event Reported))

                              UNITED BANCORP, INC.
             (Exact name of registrant as specified in its charter)

            MICHIGAN                        0-16640               38-2606280
  (State or other jurisdiction            Commission           (I.R.S. Employer
of incorporation or organization)         File Number        Identification No.)

                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                    (Address of principal executive offices)

                                 (517) 423-8373
               (Registrant's telephone number including area code)

                                       N/A
      (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
     APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     (b) On January 22, 2008, James G. Haeussler resigned from his position as a member of the Board of Directors of registrant.

     (d) By unanimous vote, on January 24, 2008, the Board of Directors of the registrant elected Stephanie H. Boyse as a Class II Director of the Company to fill the unexpired term of Mr. Haeussler, until the annual meeting of shareholders to be held April 15, 2008.

          Mrs. Boyse, age 39, is President (since 2001) and Chief Executive Officer (since 2006) of Brazeway, Inc., manufacturer of extruded aluminum tubing and related products, Adrian, MI. She has been a member of the Board of Directors of United Bank & Trust, one of registrant's subsidiary banks, since 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        United Bancorp, Inc.
                                        (Registrant)


Date: January 25, 2008                  By: /s/ Randal J. Rabe
                                            ------------------------------------
                                            Randal J. Rabe
                                            Executive Vice President and
                                            Chief Financial Officer


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